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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): May 20, 2004


           CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to dated as of May 1, 2004, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series
           2004-5).

                                   CWABS, INC.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                333-109272               95-4596514
   ------------------------------     --------------       -----------------
   (State or Other Jurisdiction        (Commission         (I.R.S. Employer
          of Incorporation)             File Number)       Identification No.)



          4500 Park Granada
          Calabasas, California                                   91302
    -----------------------------                            ---------------
       (Address of Principal                                    (Zip Code)
        Executive Offices)


        Registrant's telephone number, including area code (818) 225-3237
                                                           ----- --------


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

Item 5.    Other Events and Required FD Disclosure.
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Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 2004-5.

         In connection with the offering of the Asset-Backed Certificates, Series 2004-5, Countrywide Securities Corporation ("CSC"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"), as underwriters of the Offered Certificates, have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSC, Merrill Lynch and Morgan Stanley with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9, 99.10, 99.11 and 99.12 hereto are attached hereto. The
Computational Materials listed as Exhibits 99.13, 99.14, 99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21, 99.22, 99.23 and 99.24 hereto are filed on Form SE dated May 24, 2004.









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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2004-5.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     CSC Computational Materials dated May 20, 2004.

         99.2     CSC Computational Materials dated May 20, 2004.

         99.3     CSC Computational Materials dated May 20, 2004.

         99.4     CSC Computational Materials dated May 20, 2004.

         99.5     CSC Computational Materials dated May 20, 2004.

         99.6     CSC Computational Materials dated May 20, 2004.

         99.7     CSC Computational Materials dated May 20, 2004.

         99.8     CSC Computational Materials dated May 20, 2004.

         99.9     CSC Computational Materials dated May 20, 2004.

         99.10    CSC Computational Materials dated May 20, 2004.

         99.11    CSC Computational Materials dated May 20, 2004.

         99.12    CSC Computational Materials dated May 20, 2004.

         99.13    CSC Computational Materials filed on Form SE dated May 24,
                  2004.

         99.14    CSC Computational Materials filed on Form SE dated May 24,
                  2004.

         99.15    CSC Computational Materials filed on Form SE dated May 24,
                  2004.

         99.16    CSC Computational Materials filed on Form SE dated May 24,
                  2004.

         99.17    CSC Computational Materials filed on Form SE dated May 24,
                  2004.

         99.18    CSC Computational Materials filed on Form SE dated May 24,
                  2004.

         99.19    CSC Computational Materials filed on Form SE dated May 24,
                  2004.

         99.20    CSC Computational Materials filed on Form SE dated May 24,
                  2004.

         99.21    CSC Computational Materials filed on Form SE dated May 24,
                  2004.

         99.22 Merrill Lynch Computational Materials filed on Form SE dated May 24, 2004.

         99.23 Morgan Stanley Computational Materials filed on Form SE dated May 24, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CWABS, INC.



                                     By: /s/ Leon Daniels, Jr.
                                         ----------------------
                                     Name:  Leon Daniels
                                     Title:  Vice President



Dated:  May 24, 2004

Exhibit Index
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Exhibit
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99.1     CSC Computational Materials dated May 20, 2004.

99.2     CSC Computational Materials dated May 20, 2004.

99.3     CSC Computational Materials dated May 20, 2004.

99.4     CSC Computational Materials dated May 20, 2004.

99.5     CSC Computational Materials dated May 20, 2004.

99.6     CSC Computational Materials dated May 20, 2004.

99.7     CSC Computational Materials dated May 20, 2004.

99.8     CSC Computational Materials dated May 20, 2004.

99.9     CSC Computational Materials dated May 20, 2004.

99.10    CSC Computational Materials dated May 20, 2004.

99.11    CSC Computational Materials dated May 20, 2004.

99.12    CSC Computational Materials dated May 20, 2004.

99.13    CSC Computational Materials filed on Form SE dated May 24, 2004.

99.14    CSC Computational Materials filed on Form SE dated May 24, 2004.

99.15    CSC Computational Materials filed on Form SE dated May 24, 2004.

99.16    CSC Computational Materials filed on Form SE dated May 24, 2004.

99.17    CSC Computational Materials filed on Form SE dated May 24, 2004.

99.18    CSC Computational Materials filed on Form SE dated May 24, 2004.

99.19    CSC Computational Materials filed on Form SE dated May 24, 2004.

99.20    CSC Computational Materials filed on Form SE dated May 24, 2004.

99.21    CSC Computational Materials filed on Form SE dated May 24, 2004.

99.22    Merrill Lynch Computational Materials filed on Form SE dated May 24,
         2004.

99.23    Morgan Stanley Computational Materials filed on Form SE dated May 24,
         2004.